THOR EQUAL WEIGHT LOW VOLATILITY ETF
SCHEDULE OF INVESTMENTS (Unaudited)
November 30, 2024

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 99.1%
	EQUITY - 99.1%
42,059	Consumer Discretionary Select Sector SPDR Fund	$ 9,349,715
100,894	Consumer Staples Select Sector SPDR Fund	8,396,399
92,694	Energy Select Sector SPDR Fund	8,855,058
177,470	Financial Select Sector SPDR Fund	9,111,310
54,446	Health Care Select Sector SPDR Fund	8,025,885
60,224	Industrial Select Sector SPDR Fund	8,671,654
86,380	Materials Select Sector SPDR Fund	8,187,096
187,938	Real Estate Select Sector SPDR Fund	8,457,210
36,375	Technology Select Sector SPDR Fund	8,501,929
103,223	Utilities Select Sector SPDR Fund	8,560,283
		86,116,539

	TOTAL EXCHANGE-TRADED FUNDS (Cost $77,261,412)	86,116,539

	TOTAL INVESTMENTS – 99.1% (Cost $77,261,412)	$ 86,116,539
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.9%	767,621
	NET ASSETS - 100.0%	$ 86,884,160

SPDR	- Standard & Poor's Depositary Receipt